UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 16, 2005

CINEMARK USA, INC.

(Exact name of registrant as specified in charter)

TEXAS (State or Other Jurisdiction of Incorporation)	33-47040 (Commission File Number)	75-2206284 (IRS Employer Identification No.)

3900 DALLAS PARKWAY, SUITE 500
PLANO, TEXAS 75093
(Address and Zip Code of Principal Executive Offices)

972-665-1000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 4a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 2.02 Results of Operations and Financial Condition

On May 16, 2005, we announced our consolidated financial results for the first quarter and three month period ended March 31, 2005. A copy of the press release is furnished to the United States Securities and Exchange Commission (the “Commission”) with this current report on form 8-K as an exhibit.

Item 7.01 Regulation FD Disclosure

On May 16, 2005, we announced our consolidated financial results for the first quarter and three month period ended May 16, 2005. A copy of the press release is furnished to the United States Securities and Exchange Commission (the “Commission”) with this current report on form 8-K as an exhibit.

Item 9.01 Financial Statements and Exhibits

(a)	None

(b)	None

(c)	Exhibit 99.1 May 16, 2005 Press Release, furnished solely for purposes of incorporation by reference to Item 9 herein.

[SIGNATURE PAGE FOLLOWS]

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINEMARK USA, INC.
Date: May 16, 2005	By:	/s/ Michael D. Cavalier
		Name:	Michael D. Cavalier
		Title:	Vice President - General Counsel

EXHIBIT INDEX

      The exhibits below are numbered in accordance with the Exhibit Table of Item 601 of Regulation 8-K.

Exhibit No.	Description of Exhibit

99.1	Press Release of Cinemark USA, Inc. dated May 16, 2005